EXHIBIT 10.2



       1 Reference is made to the Framework Agreement of even date between Imperial Chemical Industries PLC, E.l. Du Pont de Nemours and Company and NL Industries, Inc (the "AGREEMENT").

       2 For the purposes of Schedule 3 of the Agreement, the following letters represent the following values:

          W = 2,000,000

          X = 176,222,000

          Y = 30,000,000

          Z = 16,778,000

          such that the total when aggregated with the value in the column headed EV in Section 2 of Schedule 3 to the agreement is equal to US$365,000,000






          ....................................      .......................
          for Imperial Chemical Industries PLC      for NL Industries, Inc.




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          date                                      date